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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

       Date of Report (date of earliest event reported): November 9, 2005


                               COMTECH GROUP, INC.
               (Exact name of registrant as specified in charter)

                                    MARYLAND
                 (State or other jurisdiction of incorporation)

        000-2642                                            52-0466460
(Commission File Number)                       (IRS Employer Identification No.)

                         C/O COMTECH GROUP, ROOM 10001,
                           TOWER C, SKYWORTH BUILDING,
                           HIGH-TECH INDUSTRIAL PARK,
                           NANSHAN, SHENZHEN 5180, PRC
              ----------------------------------------------------
              (Address of principal executive offices and zip Code)

                               011-86-755-267-4327
              ----------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On November 9, 2005, Comtech Group ("Comtech-Cayman"), a Cayman Island company and wholly owned subsidiary of Comtech Group, Inc., entered into an Agreement (the "Agreement") with Century Teltone Technology Co. Ltd. ("Century"), Comtech Wireless Ltd. ("Wireless"), a company 60% owned by Comtech-Cayman and 40% owned by Century, and a wholly owned subsidiary (the "Subsidiary") of Wireless. Pursuant to the Agreement, Comtech-Cayman will loan US$2,500,000 to Wireless to use as working capital. Wireless, through the Subsidiary, will be engaged in the development of a location based search application. The Company anticipates using this application in mobile phones tailored to certain targeted users such as kids and elderly. Pursuant to the terms of the Agreement, the Board of Directors of the Subsidiary shall be comprised of three members appointed by Comtech-Cayman.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description

10.1              Agreement, dated November 9, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMTECH GROUP, INC.

                                            By: /s/ Jingwei Kang
                                                --------------------------------
                                                Name: Jingwei (Jeffrey) Kang
                                                Title: Chief Executive Officer

Dated: November 11, 2005





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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

10.1                  Agreement, dated November 9, 2005.